                                    EXHIBIT 1

                   Director (D)
                   and/or
                   Executive
                   Officer (EO)
                   of Infogrames     Citizenship/      Principal
                   (I) and/or        Jurisdiction of   Occupation or
Name               Purchaser (P)     Organization      Employment          Principal Business         Address
----               -------------     ------------      ----------          ------------------         -------
Bruno Bonnell       I (D) (EO)        France          Chief Executive      Development and            Infogrames Entertainment S.A.
                    P (D)(EO)                         Officer of           Distribution of computer   82-84, rue du lers mars 1943
                                                      Infogrames           software                   69628 Villeurbanne cedex
                                                                                                      France

Thomas Schmider     I (D) (EO)        France          Managing             Development and            Infogrames Entertainment S.A.
                    P (D) (EO)                        Director of          Distribution of computer   82-84, rue du lers mars 1943
                                                      Infogrames           software                   69628 Villeurbanne cedex
                                                                                                      France

Christophe Sapet    I (D) (EO)        France          Managing             Development and            Infogrames Entertainment S.A.
                                                      Director of          Distribution of computer   82-84, rue du lers mars 1943
                                                      Infogrames           software                   69628 Villeurbanne cedex
                                                                                                      France

Eric Mottet         I (D) (EO)        France          Technical            Development and            Infogrames Entertainment S.A.
                                                      Director of          Distribution of computer   82-84, rue du lers mars 1943
                                                      Infogrames           software                   69628 Villeurbanne cedex
                                                                                                      France

Benoit              I (D)(EO)         France          Sales Manager of     Development and            Infogrames Entertainment S.A.
Regnault De                                           Infogrames           Distribution of computer   82-84, rue du lers mars 1943
Maulmin                                                                    software                   69628 Villeurbanne cedex
                                                                                                      France

David Ward          I (D)(EO)         England         UK Director of       Development and            Infogrames Entertainment S.A.
                                                      Infogrames           Distribution of computer   82-84, rue du lers mars 1943
                                                                           software                   69628 Villeurbanne cedex
                                                                                                      France

Jean Claude         I (D)             France          Director             None                       39 rue des Lilas
Larue                                                                                                 75019 Paris

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
Pierre Sissmann     I (D)(EO)         France          Director             Development and            Infogrames Entertainment S.A.
                                                      (to be appointed     Distribution of computer   82-84, rue du lers mars 1943
                                                      12/15/99)            software                   69628 Villeurbanne cedex
                                                                                                      France

Societe             I (D)             France          Director             Development and            SA au capital de 138 450 000 F
Dassault                                                                   Distribution of computer   9 rond point des Champs
Multimedia                                                                 software                   Elysees
                                                                                                      75008 Paris


Societe             I (D)             France          Director             Natural Gas and Water      SA au capital de 170 108 345 F
Financiere et                                                                                         3 rue Jacques Bingen
Industrielle                                                                                          75017 Paris
Gaz et Eaux

Yves Legris         P (D)(EO)         France          Director and         Development and            5300 Stevens Creek Blvd.
                                                      Chief Operating      Distribution of computer
                                                      Officer              software                   San Jose, CA 95129